                       PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated July 21, 2000
                                    to the
         Prospectus for Institutional and Administrative Class Shares
                              Dated April 3, 2000

            DISCLOSURE RELATING TO PIMCO INTERNATIONAL GROWTH FUND

Change in Advisory Fee Rate

     On May 8, 2000, the monthly advisory fee payable by PIMCO International Growth Fund (the "Fund") to PIMCO Advisors L.P. ("PIMCO Advisors"), the Fund's investment adviser and administrator, decreased by 0.10% , from 0.85% of the average daily net assets of the Fund to 0.75% of the average daily net assets of the Fund.

     The subsection of the Fund's Fund Summary captioned "Fees and Expenses of the Fund" is amended in its entirety to read as follows.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                     Distribution                                        Total Annual
                              Advisory              and/or Service                 Other                Fund Operating
Share Class                     Fees                 (12b-1) Fees               Expenses(1)                Expenses
--------------------------------------------------------------------------------------------------------------------------
Institutional                  0.75%                     None                      0.50%                    1.25%
--------------------------------------------------------------------------------------------------------------------------
Administrative                 0.75                      0.25%                     0.50                     1.50
--------------------------------------------------------------------------------------------------------------------------

(1) Other Expenses reflects a 0.50% Administrative Fee paid by the class.

EXAMPLES. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                    Year 1                  Year 3                     Year 5                    Year 10
---------------------------------------------------------------------------------------------------------------------
Institutional                  $127                      $397                       $686                    $1,511
---------------------------------------------------------------------------------------------------------------------
Administrative                  153                       474                        818                     1,791
---------------------------------------------------------------------------------------------------------------------

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CHANGES TO PRINCIPAL INVESTMENTS AND STRATEGIES

     Effective on or around October 2, 2000, the description of PIMCO International Growth Fund under "Principal Investments and Strategies" in the Fund's Fund Summary is amended to read in its entirety as follows:

          The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 50 to 60 stocks, with each stock usually constituting from 1.25% to 2.5% of the Fund's portfolio. The Fund may invest in both developed and developing, or "emerging," markets. The Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

          The portfolio manager selects securities for the Fund using the Sub-Adviser's "Best Research" investment style. The Best Research style uses a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

          The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts) primarily for portfolio management and hedging purposes. The Fund may also invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.


Change in Investment Objective

     Effective on or around October 2, 2000, the Fund intends to change its investment objective to read as follows: "Seeks capital appreciation."

EXPECTED CHANGES IN SUB-ADVISORY ARRANGEMENTS

     Subject to the approval of the shareholders of the Fund, beginning on or around October 2, 2000 PIMCO Advisors intends to retain PIMCO/Allianz International Advisors LLC ("PAIA") as the sub-adviser to the Fund. PAIA is a wholly owned subsidiary of PIMCO Advisors. As sub-adviser, PAIA will have full investment discretion
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and will make all determinations with respect to the investment of the Fund's assets. Summary information about PAIA and the individuals who will have primary investment management responsibility for the Fund is provided below.

Name and Address
----------------
PIMCO/Allianz Investment Advisors LLC
1345 Avenue of the Americas
50th Floor
New York, NY   10105

Portfolio Managers
------------------
Udo Frank
Gerd Wolfgang Hintz

Recent Professional Experience
------------------------------
Mr. Frank. Managing Director and Chief Investment Officer of Allianz Asset Advisory and Management GmbH ("Allianz AAM"), responsible for the entire investment area (since 1997). Previously, Mr. Frank served as the Chief Investment Officer of Allianz KAG (since 1994).

Mr. Hintz. Managing Director of the Equity Research Department at Allianz AAM since 1998. In addition, Mr. Hintz has been responsible for Allianz AAM's trading department since January 2000. Previously, he was the head of Research and Investor Relations of Allianz Lebensverischerungs AG.

CHANGE OF NAME

     In connection with the above changes, on or around October 2, 2000 the Fund intends to change its name to "PIMCO/Allianz Select International Fund."